AGREEMENT

VR HOLDINGS, INC.
CLAIMANT EXCHANGE OFFER

This offer by VR Holdings, Inc. ("VRH"), a Delaware corporation, with proposed 550,000,000 authorized no par common shares, is hereby offered on June 1, 2006 and will remain in effect thru May 31, 2011, unless extended. One share of its common stock is offered in exchange for each $13.41 of claims by approximately 2,500 claimants of affiliated subsidiaries of VRH, namely Allegheny Beverage Corporation, Alleco, Inc., Transcolor Corporation, MML, Inc. and Valley Rivet Company, Inc. The Exchange will be permanent and not reversible.

The loss by the 2,500 claimants of $4,800,000,000 (including RICO penalty) plus legal fees and expenses calculated, as of December 31,2007, by accountants, investment bankers and appraisers in the opinion of corporate officers and company attorneys was caused by the actions of Cerberus Capital Management,LP (thru its subsidiary , Madeleine, LLC at the direction of its president, Stephen A. Feinberg), Gordon Brothers Group (thru its subsidiary, Gordon Brothers Capital (GBC) and the GBC president, Warren Feder), Third Ave. Value Fund (and its president, Martin J. Whitman) and others not yet named. A group of plaintiffs will file a suit against the defendants for fraudulent concealment, breach of contract, civil RICO, conspiracy and tortuous interference .

Whereas, VRH is one of the plaintiffs and a large claimant in the amount of $ 4,220,000,000;

Whereas, the approximate 2,500 claimants without the success of a law suit have no hope of recouping their lost funds;

Whereas, 2,000 of the claimants are senior citizens and require liquidity of their claims;

Whereas, the attached Claim Chart specifies the amount due each claimant and the other estimated expenses requiring the issuance of 496,271,465 shares , thus causing a dilution to each share and after expenses having a claim value of $12.96 per share;

Whereas, the shares issued by VRH to its parent company, Deohge Corp have been adjusted to its claim value of 314,681,091 shares.

Therefore, it is agreed that:

1) Claimants will assign their claims to VRH in exchange for shares at the rate of $13.41 per share or after dilution at $12.96 per share and acknowledge the exchange by signing this agreement;
2) Those plaintiffs that are also claimants will retain the right to claim their loss;

3) VRH at the direction of its Board of Directors will supervise and manage the proposed litigation, deal with lawyers, investigators, experts. etc .and make all decisions during the litigation.
4) Those claimants that sell their shares received in the exchange offer, that are also plaintiffs will remain plaintiffs and diligently continue to make efforts to recoup the value of the shares they sold;
5) All receipts of funds by VRH will be retained by VRH and should increase the value of the shares it has issued;
6) Should less than 100% of all claims not be exchanged for VRH common stock. the non-transferring claimants, if the litigation is successful, will receive their percentage of the receipts after expenses in cash, with the remaining amount retained by VRH;
7) VRH may sell additional securities, enter or acquire other businesses, and pay dividends or other distributions at the decision of its Board of Directors;
8) VRH will use its best efforts to arrange for its shares to trade initially on the National Quotation Bureau (pink sheets);
9) VRH will make all necessary decisions to raise cash as needed to continue the litigation.

I, we, hereby transfer all related claim(s) to VRH and agree to the nine above clauses describing the relationship.

Claimant Pamela W. Lapides

Signature____________

Date: 7/25/06

Amount of Claim 20,355,167

Shares issued
In Exchange 1,514,181

VR Holdings, Inc.
John C. Baker, President

3) VRH at the direction of its Board of Directors will supervise and manage the proposed litigation, deal with lawyers, investigators, experts, etc .and make all decisions during the litigation;
4) Those claimants that sell their shares received in the exchange offer, that are also plaintiffs will remain plaintiffs and diligently continue to make efforts to recoup the value of the shares they sold;
5) All receipts of funds by VRH will be retained by VRH and should increase the value of the shares it has issued;
6) Should less than 100% of all claims not be exchanged for VRH common stock, the non-transferring claimants, if the litigation is successful, will receive their percentage of the receipts after expenses in cash, with the remaining amount retained by VRH;
7) VRH may sell additional securities, enter or acquire other businesses, and pay dividends or other distributions at the decision of its Board of Directors;
8) VRH will use its best efforts to arrange for its shares to trade initially on the National Quotation Bureau (pink sheets);
9) VRH will make all necessary decisions to raise cash as needed to continue the litigation.

I, we, hereby transfer all related claim(s) to VRH and agree to the nine above clauses describing the relationship.

Claimant Morton M. Lapides, Sr + Pamela W. Lapides, TBE

Date: 7/25/06

Signature______________________

Amount of Claim 21,887,754

Shares issued
In Exchange 1,632,196

VR Holdings, Inc.

____________________, President

3) VRH at the direction of its Board of Directors will supervise and manage the proposed litigation, deal with lawyers, investigators, experts, etc .and make all decisions during the litigation;
4) Those claimants that sell their shares received in the exchange offer, that are also plaintiffs will remain plaintiffs and diligently continue to make efforts to recoup the value of the shares they sold;
5) All receipts of funds by VRH will be retained by VRH and should increase the value of the shares it has issued;
6) Should less than 100% of all claims not be exchanged for VRH common stock, the non-transferring claimants, if the litigation is successful, will receive their percentage of the receipts after expenses in cash, with the remaining amount retained by VRH;
7) VRH may sell additional securities, enter or acquire other businesses, and pay dividends or other distributions at the decision of its Board of Directors;
8) VRH will use its best efforts to arrange for its shares to trade initially on the National Quotation Bureau (pink sheets);
9) VRH will make all necessary decisions to raise cash as needed to continue the litigation.

I, we, hereby transfer all related claim(s) to VRH and agree to the nine above clauses describing the relationship.

Claimant Deshge Corp.

Signature [signature] Date: 7/25/06

Amount of Claim 4,219,873,437

Shares issued
In Exchange 314,651,091

VR Holdings, Inc.
[signature], President

3) VRH at the direction of its Board of Directors will supervise and manage the proposed litigation, deal with lawyers, investigators, experts, etc .and make all decisions during the litigation;
4) Those claimants that sell their shares received in the exchange offer, that are also plaintiffs will remain plaintiffs and diligently continue to make efforts to recoup the value of the shares they sold;
5) All receipts of funds by VRH will be retained by VRH and should increase the value of the shares it has issued;
6) Should less than 100% of all claims not be exchanged for VRH common stock, the non-transferring claimants, if the litigation is successful, will receive their percentage of the receipts after expenses in cash, with the remaining amount retained by VRH;
7) VRH may sell additional securities, enter or acquire other businesses, and pay dividends or other distributions at the decision of its Board of Directors;
8) VRH will use its best efforts to arrange for its shares to trade initially on the National Quotation Bureau (pink sheets);
9) VRH will make all necessary decisions to raise cash as needed to continue the litigation.

I, we, hereby transfer all related claim(s) to VRH and agree to the nine above clauses describing the relationship.

Claimant Morton M. Lapides, Sr.

Signature Morton M Lapides, Sr. Date: 7/25/06

Amount of Claim 19,581,711

Shares issued
In Exchange 1,460,232

VR Holdings, Inc.
John E. Baker, President

3) VRH at the direction of its Board of Directors will supervise and manage th proposed litigation, deal with lawyers, investigators, experts, etc .and make al decisions during the litigation.;
4) Those claimants that sell their shares received in the exchange offer, that are also plaintiffs will remain plaintiffs and diligently continue to make efforts to recoup the value of the shares they sold;
5) All receipts of funds by VRH will be retained by VRH and should increase the value of the shares it has issued;
6) Should less than 100% of all claims not be exchanged for VRH common stock, the non-transferring claimants, if the litigation is successful, will receive their percentage of the receipts after expenses in cash, with the remaining amount retained by VRH;
7) VRH may sell additional securities, enter or acquire other businesses, and pay dividends or other distributions at the decision of its Board of Directors;
8) VRH will use its best efforts to arrange for its shares to trade initially on the National Quotation Bureau (pink sheets);
9) VRH will make all necessary decisions to raise cash as needed to continue the litigation.

I, we, hereby transfer all related claim(s) to VRH and agree to the nine above clauses describing the relationship.

Claimant The Cancer Foundation, Inc.

Signature ______________________ Date 7/25/06

Amount of Claim 373,074,822

Shares issued
In Exchange 27,820,643

VR Holdings, Inc.
John E. Baker, President

CLAIM CHART *
December 31, 2007

Claim of 2500 Claimants v. Cerberus, et. al.

Claimants	Original Amount of Loss	Total Accrued Int thru 12 31 07	Plus Lost Earnings thru 12 31 07	Total	Comments	% of Claim	Divided by $4.47 = Shares
VR Holdings, Inc. (consolidated)							
Winterland & Transcolor	360,920,000	225,432,751	516,539,000		Equity Appraisals		
Valley & QSN	110,060,000	51,682,613	145,599,000		Equity Appraisals		
Owes Deohge	1,019,936	267,710	-		Litigation Expenses		
NOL Carry Forward	80,000,000	39,461,743					
Sub Total	551,999,936	316,844,817					
CFI Donation	80,000,000	44,358,274		124,358,274		7.848	27,820,643
Total VRH Equity Claim	471,999,936	272,186,543	662,138,000	1 406,624,479	Owned by Deohge Corp.	88.7	314,681,091
Plus							
Senior Notes	6,399,610	4,647,726	-	11,047,336	(Each Original Claim X 1.73)	0.67	2,471,440
91 Transcolor Creditors	1,368,494	2,107,962	-	3,476,456	(Each Original Claim X 2.54)	0.22	777,725
365 Valley River/VRH Creditors	4,932,938	2,484,377	-	7,417,315	(Each Original Claim X 1.51)	0.45	1,659,395
5 Transcolor Corp. (TCC) Investors	896,000	-	1,125,549	2,021,549		0.1196	452,249
9 Individual Claimants	22,305,212	8,577,673	-	30,882,885	(See **Note** below)	1.48	6,908,922
Total	587,902,190	334,662,555	663,263,549	1 585,828,294		99.4876 *1	354,771,465
Legal Fees				523,323,337			117,071,572
Estimated Legal Expenses				100,000			22,371
				2 109,251,631 *3	Total Claims *2		471,868,408 *

*1 Due to round offs

*2 **Each issued share will have a claim of $4.47**

*3 Total Claimants – 2500

Shares to be issued:
Authorized: 550,000,000

Claimants @ $4.47/sh @ 100% acceptance	354,771,465
Litigation Fees (33% $523 323,337)	117,074,572
Wall Street Group-Services rendered	1,000,000
Sales (etc.) (for expenses)	5,000,000
John E. Baker-Services rendered	10,000,000
Barry L. Dahne-Services rendered	10,000,000
TOTAL	497,846,037

* @ 25% of per share claim of $4.47 stock should trade at $1.00 share

Note: Due to employees, contracts, health and insurance benefits, unreimbursed expenses, etc.

*** Calculated by accountants, appraisers and investment bankers.**